UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020 (August 5, 2020)

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Earlsfort Terrace Dublin 2, Ireland, D02 T380	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 920 1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares* Ordinary Shares, nominal value $0.01 per share**	AVDL N/A	The Nasdaq Global Market

*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) Ordinary Share.

** Not for trading, but only in connection with the listing of American Depositary Shares on The Nasdaq Global Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 5, 2020, the Avadel Pharmaceuticals plc (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies were solicited pursuant to the Company’s definitive proxy statement filed on April 27, 2020, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of shares of ordinary shares, par value $0.01 per share, of the Company (the “Ordinary Shares”) entitled to vote at the Annual Meeting was 58,129,038. The number of shares of Ordinary Shares present or represented by valid proxy at the Annual Meeting was 58,046,543, thus establishing a quorum for the Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the director nominees were elected. The voting results reported below are final.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: By separate resolutions, to elect Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Linda S. Palczuk, Dr. Mark A. McCamish and Peter Thornton as directors to the Board of Directors (the “Board”), each to serve a one-year term expiring at the conclusion of the next annual general meeting of shareholders.

Nominees	For Nominee	Withhold Authority for Nominee	Broker Non-Votes
Gregory J. Divis	49,369,374	50,364	0
Dr. Eric J. Ende	49,369,374	50,364	0
Geoffrey M. Glass	49,369,374	50,364	0
Linda S. Palczuk	49,369,374	50,364	0
Dr. Mark A. McCamish	49,369,374	50,364	0
Peter Thornton	49,369,374	50,364	0

Proposal 2: To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2020 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
56,431,025	1,540,480	75,038	0

Proposal 3: To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
54,922,001	3,051,612	72,930	0

Proposal 4: To approve the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan.

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
55,002,499	2,990,535	53,509	0

Based on the foregoing, Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Linda S. Palczuk, Dr. Mark A. McCamish and Peter Thornton were elected as directors, each to serve a one-year term expiring at the conclusion of the 2021 annual general meeting of shareholders and until each such director’s successor shall have been duly elected and qualified or until his or her earlier resignation or removal. Deloitte & Touche LLP was ratified as the Company’s registered public accounting firm for the fiscal year ending December 31, 2020. The compensation of the Company’s named executive officers was approved. The Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 6, 2020	AVADEL PHARMACEUTICALS PLC

	By:	/s/ Jerad G. Seurer
		Name:	Jerad G. Seurer
		Title:	Vice President, Deputy General Counsel and Corporate Secretary